UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): October 17, 2006


                           THE INTERGROUP CORPORATION
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               (Exact name of registrant as specified in its charter)


        Delaware                      1-10324              13-3293645
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


         820 Moraga Drive, Los Angeles, CA                90049
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       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 17, 2006, The InterGroup Corporation (the "Company") submitted an application to The NASDAQ Stock Market for the transfer of the listing of its common stock from the Global Market tier to the Capital Market tier of The NASDAQ Stock Market. The submission of that application was in response to a Nasdaq Staff Deficiency Letter received by the Company on October 2, 2006. The Company's trading symbol of "INTG" will remain the same. The Company's common stock is also listed on NYSE Arca (formerly the Pacific Exchange).



ITEM 9.01.  Financial Statements and Exhibits.

    (d)   Exhibits

          99.1 Text of Press Release, dated October 20, 2006 of the
               Registrant.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION


Dated: October 20, 2006                  By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Asst. Secretary and Counsel

                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

99.1                        Press Release issued October 20, 2006